THIRD AMENDMENT TO THE
                               AGL RESOURCES INC.
                             NONQUALIFIED SAVINGS PLAN

         THIS THIRD AMENDMENT to the AGL Resources Inc. Nonqualified Savings Plan (the "Plan") hereby is made by AGL Resources Inc. (the "Controlling Company") as of the 7th day of November, 1997.

                                               W I T N E S S E T H :

         WHEREAS, the Controlling Company desires to amend the Plan to provide that a Covered Employee who has met the eligibility requirements of the Plan will continue as an Active Participant in the Plan even upon a change in Covered Employee status;

         WHEREAS, the Board of Directors of the Controlling Company has authorized the officers to take this action and Section 10.1 of the Plan permits the Company to amend the Plan at any time;

         NOW, THEREFORE, the Controlling Company hereby amends the Plan as follows:


                                                     1.

         Effective as of January 1, 1998, Section 2.3(c) of the Plan is hereby amended by deleting that section in its entirety and by substituting in lieu thereof the following:

                  "(c) Change by Participant. If an Active Participant changes his status of employment (but remains employed) so that he is no longer a Covered Employee, he shall continue his active participation in the Plan until he separates from service with a Participating Company (and all other Participating Companies), and he shall continue to be a Participant until he no longer has an Account under the Plan."


                                                       2.

         Except as specifically set forth above, the terms of the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, the Company has caused this Third Amendment to be executed by its duly authorized officer as of the date first above written.


                                               AGL RESOURCES INC.


                                          By:  /s/ Robert L. Goocher
                                                   Robert L. Goocher
                                                   Executive Vice President

                                                    b409604

I:\CORP_SEC\FORMS\NSP\3AMDT.